Pacific Select Fund
Exhibit 77O


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PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
Quarter ending March 31, 2005


							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(1)	Name of Issuer 		Dolby 			Arrow		Color Kinetics
				Laboratories, 		Electronics, 	Inc.
				Inc. 'A'		Inc.				N/A
(2)	Description of 		Common Stock		Common Stock	Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination,
	common stock,
	etc.)
(3)	Date of Purchase	02/16/2005		02/19/2004	06/22/2004	N/A
(4)	Unit Price		$18.00			$23.50		$10.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$495,000,000		$282,000,000	$40,00,000	N/A
(8)	Underwriting Spread	$1.08			$0.8225		$0.70		N/A


PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
							Comparable Securities
				Securities Purchased

							(1)		(2)		(3)

(9)	Names of Underwriters 	Morgan Stanley,		Morgan 		CIBC World 	N/A
				Adams Harkness,		Stanley, CS	Markets,
				Goldman Sachs,		First Boston, 	Needham & Co.,
				JP Morgan,		Goldman Sachs,	Friedman
				William Blair	 	Banc of 	Billings
							America 	Ramsey,
							JP Morgan	ThinkEquity
									Partners
(10)	Years of Continuous
	Operation		At least 3 years	At least 3 	At least 3 	N/A
							years 		years
(11)	Dollar Amount of
	Purchase		$41,742			N/A		N/A		N/A
(12)	% of Offering
	Purchased by Fund	0.008%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	1.082%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.091%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.018%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased 		Goldman Sachs		N/A		N/A		N/A
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Yes			N/A		N/A		N/A






			PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: March 24, 2005				Signed:	/s/ Dennis Lynch
						Name:   Dennis Lynch
						Title:  Fund Manager






PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
Quarter ending March 31, 2005



							Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(1)	Name of Issuer       	Assurant Inc.		SeaBright 	National	N/A
							Insurance 	Interstate
							Holdings, Inc.
(2)	Description of 		Common Stock		Common Stock	Common Stock	N/A
	Security (name,
	coupon, maturity,
	subordination, common
	stock, etc.)
(3)	Date of Purchase	01/20/2005		01/20/2005	01/27/2005	N/A
(4)	Unit Price		$30.60			$10.50		$13.50		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$832,320,000		$78,750,000	$51,934,500	N/A
(8)	Underwriting Spread	$0.9945			$0.735		$0.945		N/A





PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	Morgan Stanley,		Friedman 	Merrill Lynch,	N/A
				Citigroup,		Billings 	KeyBanc,
				CS First Boston,	Ramsey, Piper 	Morgan Keegan
				Lehman Brothers,	Jaffray, 	& Company, Inc.
				Merrill Lynch,		Cochran,
				Goldman Sachs, JP 	Caronia
				Morgan, KeyBanc,UBS
				Investment Bank,
				Cochran, Caronia,
				Fortis Securities,
				Fox-Pitt, Kelton,
				Raymond James,
				Suntrust Robinson
				Humphrey
(10)	Years of Continuous
	Operation		At least 3 years 	At least 3 	At least 3 	N/A
							years 		years
(11)	Dollar Amount of
	Purchase		$320,749.20		N/A		N/A		N/A
12)	% of Offering
	Purchased by Fund	0.039%			N/A		N/A		N/A
(13)	% of Offering Purchased
	by Associated Accounts	0.612%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.651%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.145%			N/A		N/A		N/A
(16)	Name(s) of Underwriter
	(s) or Dealer(s) from
	whom Purchased		Citigroup		N/A		N/A		N/A
(17)	Is Fund Manager a
	Manager or Co-Manager
	in Offering?		Yes			N/A		N/A		N/A






			PACIFIC SELECT FUND - Mid-Cap Growth Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: March 24, 2005				Signed:	/s/ Dennis Lynch
						Name:   Dennis Lynch
						Title:  Portfolio Manager





PACIFIC SELECT FUND - Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
QUARTER ENDED: March 31, 2005

							Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(1)	Name of Issuer  	Huntsman Corporation	Accenture Ltd 	Foundation Coal N/A
							'A'		Holdings, Inc.
(2)	Description of Security Common Stock		Common Stock 	Common Stock	N/A
	(name, coupon, maturity,
	subordination, common
	stock, etc.)
(3)	Date of Purchase	02/10/2005		N/A		N/A		N/A
(4)	Unit Price		$23.00			$23.50		$22.00		N/A
(5)	Current Yield		N/A			N/A		N/A		N/A
(6)	Yield to Maturity	N/A			N/A		N/A		N/A
(7)	Principal Amount of
	Total Offering		$1,385,227,302		$1,175,000,000	$519,420,000	N/A
(8)	Underwriting Spread	$1.035			$0.658		$1.375		N/A






PACIFIC SELECT FUND- Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3

							Comparable Securities
				Securities Purchased	(1)		(2)		(3)

(9)	Names of Underwriters 	Citigroup, CS First 	Morgan Stanley, Morgan Stanley,	N/A
	(prospectus may be 	Boston, Merrill Lynch,  UBS Investment 	Citigroup, UBS
	attached)		Deutsch Bank, JP 	Bank, JP Morgan,Investment Bank,
				Morgan,Lehman Brothers, CS First Boston,Bear Stearns,
				UBS Investment Bank, 	Goldman Sachs, 	CS First Boston,
				CIBC World Markets, 	Merrill Lynch, 	Lehman Brothers,
				Jefferies & Company, 	Citigroup, SG 	ABN AMRO
				Inc., Natexis 		Cowen, Banc of 	Rothschild,
				Bleichroeder., Scotia 	America, 	Natexis
				Capital, WR Hambrecht	Wachovia, Bear 	Bleichroeder
							Stearns, Needham,
							Legg Mason Wood
							Walker, ABN AMRO
							Rothschild,
							Robert W. Baird,
							Scotia Capital
(10)	Years of Continuous
	Operation		At least 3 years	At least 3 	At least 3	N/A
							years		years
(11)	Dollar Amount of
	Purchase		$184,00			N/A		N/A		N/A

12)	% of Offering
	Purchased by Fund	0.013%			N/A		N/A		N/A
(13)	% of Offering
	Purchased by
	Associated Accounts	0.060%			N/A		N/A		N/A
(14)	Sum of (12) and (13)	0.073%			N/A		N/A		N/A
(15)	% of Fund Assets
	Applied to Purchase	0.66%			N/A		N/A		N/A
(16)	Name(s) of Underwriter	CS First Boston		N/A		N/A		N/A
	(s) or Dealer(s) from
	whom Purchased
(17)	Is Portfolio Manager a 	Joint book runner	N/A		N/A		N/A
	Manager or Co-Manager
	in Offering?





			PACIFIC SELECT FUND - Large-Cap Value Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: April 25, 2005				Signed:	/s/ Mark McAllister
						Name:   Mark McAllister
						Title:  Managing Director,
							Portfolio Manager

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